EQ ADVISORS TRUSTSM – AXA STRATEGIC ALLOCATION SERIES PORTFOLIOS

SUPPLEMENT DATED AUGUST 14, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”) regarding the AXA Strategic Allocation Series Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the administrative services fee payable by the Portfolio.

The third paragraph in the section of the Prospectus entitled “Management of the Trust – Management Fees” is hereby deleted and replaced with the following information:

FMG LLC currently serves as the Administrator of the Trust and also provides administrative services to the Trust including, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, effective September 1, 2013, each Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.150% on the first $15 billion of the Portfolio’s average daily net assets; 0.125% on the next $5 billion of the Portfolio’s average daily net assets; 0.100% on the Portfolio’s average daily net assets thereafter; plus an additional $32,500 annually for each Portfolio whose total average annual net assets are less than $5 billion. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have an positive or negative effect on its revenues and/or profits.